Vanguard Capital Value Fund

Vanguard U.S. Value Fund

Supplement to the Statement of Additional Information Dated
January 26, 2018

Effective June 22, 2018, State Street Bank and Trust Company, One Lincoln
Street, Boston, MA 02111, serves as the custodian for Vanguard Capital Value
Fund and Vanguard U.S. Value Fund (the “Funds”). The custodian is responsible for maintaining the Funds’ assets, keeping all necessary accounts and records of the Funds’ assets, and appointing any foreign sub-custodians or foreign securities depositories.

© 2018 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI 78C 062018